                                                                      Exhibit 25
================================================================================


                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                     SECTION 305(b)(2)                [_]


                             --------------------


                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

48 Wall Street, New York, N.Y.                               10286
(Address of principal executive offices)                     (Zip code)


                             --------------------


                                 VENCOR, INC.
              (Exact name of obligor as specified in its charter)


Delaware                                                     61-1055020
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

3300 Providian Center
400 West Market Street
Louisville, Kentucky                                         40202
(Address of principal executive offices)                     (Zip code)


                             --------------------


                   8-5/8% Senior Subordinated Notes due 2007
                      (Title of the indenture securities)


================================================================================

1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
               Name                                       Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the State of     2 Rector Street, New York,
     New York                                    N.Y. 10006, and Albany, N.Y.
                                                 12203

     Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                 N.Y. 10045

     Federal Deposit Insurance Corporation       Washington, D.C. 20429

     New York Clearing House Association         New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
          No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of September, 1997.


                                       THE BANK OF NEW YORK



                                       By:    /s/ THOMAS E. TABOR
                                           ---------------------------------
                                           Name:  THOMAS E. TABOR
                                           Title: ASSISTANT TREASURER

--------------------------------------------------------------------------------

                      Consolidated Report of Condition of              EXHIBIT 7
                             THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10285
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
ASSETS                                                             in Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin..........      $ 8,249,820
  Interest-bearing balances...................................        1,031,026
Securities:
  Held-to-maturity securities.................................        1,118,463
  Available-for-sale securities...............................        3,006,838
Federal funds sold and Securities purchased under agreements
  to resell...................................................        3,100,281
Loans and lease financing receivables:
  Loans and leases, net of unearned income........  32,896,077
  LESS: Allowance for loan and lease losses.......     633,877
  LESS: Allocated transfer risk reserve...........         429
  Loans and leases, net of unearned income, allowance, and
    reserve...................................................       32,260,771
Assets held in trading accounts...............................        1,715,214
Premises and fixed assets (including capitalized leases)......          684,704
Other real estate owned.......................................           21,738
Investments in unconsolidated subsidiaries and associated
  companies...................................................          195,781
Customers' liability to this bank on acceptances outstanding..        1,152,899
Intangible assets.............................................          683,503
Other assets..................................................        1,526,113
                                                                    -----------
Total assets..................................................      $54,745,131
                                                                    ===========
LIABILITIES
Deposits:
  In domestic offices.........................................      $25,614,951
  Noninterest-bearing.............................  10,584,652
  Interest-bearing................................  15,050,309
  In foreign offices, Edge and Agreement subsidiaries, and
    IBFs......................................................       15,103,615
  Noninterest-bearing.............................     560,844
  Interest-bearing................................  14,542,871
Federal funds purchased and Securities sold under agreements
  to repurchase...............................................        2,093,286
Demand notes issued to the U.S. Treasury......................          239,354
Trading liabilities...........................................        1,399,064
Other borrowed money:
  With remaining maturity of one year or less.................        2,075,092
  With remaining maturity of more than one year...............           20,679
Bank's liability on acceptances executed and outstanding......        1,160,012
Subordinated notes and debentures.............................        1,014,400
Other liabilities.............................................        1,840,245
                                                                    -----------
Total liabilities.............................................       50,560,708
                                                                    -----------
EQUITY CAPITAL
Common stock..................................................          942,284
Surplus.......................................................          731,319
Undivided profits and capital reserves........................        2,544,303
Net unrealized holding gains (losses) on available-for-sale
  securities..................................................          (19,449)
Cumulative foreign currency translation adjustments...........          (13,034)
                                                                    -----------
Total equity capital..........................................        4,185,423
                                                                    -----------
Total liabilities and equity capital..........................      $54,746,131
                                                                    ===========

     I, Robert E. Keiman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Robert E. Keiman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

          Alan R. Griffith   )
          J. Carter Bacot    )   Directors
          Thomas A. Renyi    )

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